Exhibit 99.1

November 201 9 Investor Pr e s e n t a t i on

Safe Harbor Statement

The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company's expectations will be achieved. Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors" and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Use of Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our quarterly reports on Forms 10-Q and 10-K, and described from time to time in the Company's filings with the SEC.

2

Introduction to CubeSmart

1,171
Properties[1]



$8.6 Billion
Market Cap[2]





107%
5-year total shareholder return[4]



165%
5-year Dividend Growth[3]

80%
5-year Growth in FFO per Share, as Adjusted[4]



$3.1 Billion
in Acquisitions since 2010[1]



3 | *November 2019 Investor Presentation*

1. As of September 30, 2019
2. Market value of common equity and book value of debt as of September 30, 2019
3. Annual dividends declared in period ending December 31, 2018
4. Period ending December 31, 2018

CubeSmart: It's what's *inside* that counts.



Sophisticated Operating Platform

Maximizing property cash flows to generate long-term value through a continually evolving marketing, revenue management and customer service platform

High-Quality Portfolio

Prudently building on our portfolio of high-quality assets with a disciplined growth strategy of investing in targeted markets to maximize risk-adjusted returns





Disciplined Capital Allocation

An investment-grade balance sheet provides the strength and flexibility to access the full array of capital sources to finance growth opportunities

4 | *November 2019 Investor Presentation*

Sophisticated Operating Platform

Integrated strategy to maximize customer acquisition and retention

Customer Value Maximization

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to maximize customer retention and advocacy

Marketing

Continually evolving digital platforms pair with traditional marketing efforts to attract and convert potential customers

Revenue Management

Proprietary systems and processes dynamically inform pricing decisions to achieve the ultimate goal of revenue maximization

Customer Service

Strategic investments in people, training, and technology help to better meet customer needs and exceed expectations of the storage experience

5 | *November 2019 Investor Presentation*

Sophisticated Operating Platform

Refined Customer Acquisition Strategy

Integrated approach across all channels drives customers through the funnel

- Attract the greatest share of potential demand
- Maximize value from each customer through an appealing value proposition
- Deliver an unparalleled experience to encourage retention and advocacy


Building Brand Awareness
It's what's *inside* that counts.
Targeted Data-Driven Digital Marketing
Conversion Optimization
Content Marketing
Analytics
Email
Social Media
Retargeting
IYP's & Directories
Award-Winning National Sales Center
Strong Physical Presence and Visibility
CUBESMART
self storage

6 | *November 2019 Investor Presentation*

Sophisticated Operating Platform

Long-Term Revenue Maximization

Multi-faceted approach to dynamically manage supply/demand balance

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to encourage retention and advocacy

Demand Forecast/Revenue Optimization

Price optimization requires consideration of a multi-dimensional demand landscape & ever-changing capacity constraints

Balance between Pricing & Discounting

Goal of providing the most compelling offer that maximizes long-term customer value



Cube Mix & Inventory Management

Maximizing the efficiency of our available space through dynamic inventory management, prioritization & cube conversions to create optimal cube availability

Existing Customer Rate Increases

Dynamic in-place rate increase strategies leverage customer stickiness to maximize long-term revenue from each customer

7 | November 2019 Investor Presentation

Sophisticated Operating Platform

Proprietary Systems Drive Results

Complex algorithms consider many factors to maximize revenue from every cube

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to encourage retention and advocacy

Leveraging powerful forecasting & optimization models to dynamically set pricing & promotion strategy across the portfolio


Cube Type
Channel
Location
• Competition
• Seasonality
• Supply Constraints
• Substitutability
• Historical Trends
• Market Insight
$263
$250
$237
$225
$210
$200
$190
$180
$147
$140
$132
$126
$105
$100
$95
$90

8 | November 2019 Investor Presentation

Sophisticated Operating Platform

Understanding the Needs of Our Customers

Striving to fulfill our mission of simplifying our customers' organizational challenges

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to encourage retention and advocacy



Single Sonia

"As a single woman, safety is critical to me. I don't want to navigate long, dark hallways by myself. I need bright lights, open areas, and above all, I need to feel safe."



Enterprising Erik

"Our business isn't big enough for a warehouse, but we have definitely outgrown the home office. We need a place where we can access our supplies without a hassle."



Downsizing Dave

"We lived in our family home for 34 years, and so did my full workshop, my wife's lamp collection and everything in between. Moving to a house without a basement was incredibly stressful. We needed the experts at CubeSmart to help us solve our space puzzle."



Moving Mary

"At the end of our move, we were tired. The last thing we wanted was to have to jump through hoops to get our extra things in storage. Lucky for us, we got squared away in record time at CubeSmart, and before we knew it, we were back home relaxing."



Senior Sam

"When my wife passed, I could barely imagine life without her, let alone finding a storage unit to care for my things. But, I was grateful that CubeSmart made things easy for me and was very kind to me throughout the whole process."



Remarried Ryan

"People thought I was crazy to marry a woman with three girls, when I have three boys already. Part of making us one family means making some detours to the storage unit while our households merge. I like that they have a family feel, too. They greet all of us by name, which is impressive, since there are a lot of us!"



Renovating Rita

"I didn't realize how much additional stress would come with building an addition. My house feels like it's in shambles at the moment. But, at least I know the important things are clean and safe, and in a secure spot at CubeSmart.

9 | November 2019 Investor Presentation

Sophisticated Operating Platform

Award-Winning Service Culture

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to encourage retention and advocacy



Redefining Service in the Self-Storage Industry

Since 2012, CubeSmart has been repeatedly honored for outstanding achievements, including:

- **5-time winner of *Inside Self-Storage, Best of Business***
  This readers-choice poll honors companies and organizations that are leaders in their categories
- **7-time winner of the *Gold Stevie Award***
  This program recognizes the accomplishments and contributions of companies and business people worldwide

10 | *November 2019 Investor Presentation*

Sophisticated Operating Platform

Third-Party Owners Continually Choose CubeSmart

Owners repeatedly trust their investments to the CubeSmart platform

Growth in Third-Party Management shows the confidence that property owners have in the CubeSmart platform to maximize performance of their investments


Third-Party Managed Properties
700
600
500
400
300
200
100
0
8
93
103
133
160
316
452
593
652
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019(1)


"CubeSmart's national presence, large internet structure and proven operational systems consistently drive customers to my property."
- CubeSmart Management Partner

1. As of September 30, 2019

11 | November 2019 Investor Presentation

Sophisticated Operating Platform

Building a Mutually Beneficial Partnership

We treat Third-Party Management as a true partnership with property owners

CubeSmart benefits from offering management services

- Increased scale & market penetration
- Management fee revenue
- Acquisition pipeline
  To date, we have acquired 87 properties for $810 million from our third-party platform[1]



Owners continue to recognize the advantages of CubeSmart management

- Strong performance from our sophisticated operating platform
- Personalized, owner-focused approach
- Robust back-office support
- Real-time reporting

1. As of September 30, 2019

12 | November 2019 Investor Presentation

High-Quality Portfolio

National Platform with a Focus in Core Markets

Our top 12 markets are major metro areas which generate ~68% of revenue[1]


Owned and Managed
Owned Only
Managed Only
Top 12 Market

Owned: 519
Managed: 652
Total Stores[2]: 1,171

1. Third Quarter 2019
2. Property Counts as of September 30, 2019

13 | *November 2019 Investor Presentation*

High-Quality Portfolio

Industry-Leading Portfolio

Enhancing a high-quality portfolio with a focus on top-25 MSAs


Storage REIT Exposure to Top 25 MSAs[1]
100%
80%
60%
40%
20%
0%
74%
68%
62%
55%
33%
CUBE
PSA
EXR
LSI
NSA


3-Mile Population (in thousands)[2]
180
160
140
120
100
80
60
40
20
0
CUBE
PSA
EXR
LSI
NSA

Continued focus on enhancing our presence in top markets with leading demographics and attractive returns

Since 2010, 77% of acquisitions were in top 25 MSAs, while all new developments were in top 10 MSAs

14 | *November 2019 Investor Presentation*

1. Source: Bank of America Merrill Lynch Research Report dated January 9, 2019
2. 2019 Population Source: Evercore ISI Research Report dated August 15, 2019

High-Quality Portfolio

New York City Market Leader

Leading operator of high-quality stores in this premier market


SMART
800-800-1717
OFFICE

Brooklyn, NY

Market Dynamics

Leading Self-Storage Demographics[1]

- Dynamic and diverse population of more than 8.5 million residents
- 68% of residents are renters compared to a national average of 36%
- Available storage square feet per capita of 2.1, well below the national average of 7.1

Increased Barriers to Entry[2]

- Newly enacted IBZ Regulations reduce the land zoned by-right for self storage by nearly 50%

Focus & Scale

- CUBE is the market leader in New York City with 35 owned stores
- We continue to look to add value and enhance our portfolio in the boroughs should attractive opportunities present themselves

15 | *November 2019 Investor Presentation*

1. Source: US Census Bureau, 2018 Self Storage Almanac, Internal Market Research
2. Source: New York City Department of City Planning

High-Quality Portfolio

Enhancing the Portfolio with New Properties

Adding value through the development of purpose-built, class A stores

	2017	2018	2019	2020+
Development[1]	***$168.0M Total*** N. Palm Beach, FL Washington, DC New York, NY Brooklyn, NY	***$92.1M Total*** Bronx, NY	***$133.6M Total*** Queens, NY Bayonne, NJ Waltham, MA Brooklyn, NY	***$94.6M Total*** Newton, MA East Meadow, NY Arlington, VA King of Prussia, PA
Acquisitions at C/O[1]	***$40.3M Total*** Chicago, IL (2) Delray Beach, FL	***$19.1M Total*** San Diego, CA	No Current C/O Projects	No Current C/O Projects


CUBESMART







1. Openings per year as of September 30, 2019

16 | November 2019 Investor Presentation

High-Quality Portfolio

Continued Investment in our Existing Portfolio

Adding meaningful value to existing stores through capital projects and upgrades


Before
SELF STORAGE
After
CUBESMART

Parsippany, NJ

In addition to maintenance capex, we look to add incremental value by investing in the upgrade of our existing assets :

- Property expansions
- Climate-controlled conversions
- Solar projects
- Lighting upgrades
- Cube mix conversions
- Office facade upgrades

17 | November 2019 Investor Presentation

Disciplined Capital Allocation

Extensive Access to Capital

Access to the full spectrum of capital sources to meet obligations and fund growth

Demonstrated an ability to access a variety of sources of capital, raising over $4.2 billion since 2010[1]

- Common Equity
  - Raised $1.4 billion in net proceeds
- Unsecured Senior Notes
  - Seven unsecured note issuances since 2012
  - $1.85 billion of notes issued
- Credit Facility
  - $750 million revolving line of credit
- Joint Ventures
  - Teamed with partners to acquire $988 million of properties in joint ventures
  - CUBE equity contribution of $151 million


Debt to Gross Assets
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019(1)
Secured Debt
Unsecured Debt
Preferred Equity

18 | November 2019 Investor Presentation

1. As of September 30, 2019 pro forma to include October 2019 Unsecured Senior Note Issuance

Disciplined Capital Allocation

Investment-Grade Balance Sheet

Conservative balance sheet builds stability and flexibility


Net Debt/EBITDA 1
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
2010
2011
2012
2013
2014
2015
2016
2017
2018


EBTIDA Coverage Ratio 1,2
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
2010
2011
2012
2013
2014
2015
2016
2017
2018


Debt Maturity Schedule3
400,000
300,000
200,000
100,000
0
0
10,621
45,934
250,000
333,063
262,651
300,000
300,000
0
0
350,000
350,000
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Secured Debt
Unsecured Debt

Moody's **Baa2** (Stable)

Standard & Poor's **BBB** (Stable)

19 | *November 2019 Investor Presentation*

1. Source: Company Filings, as of December 31 of each stated year
2. Calculated as annual EBITDA / Interest Expense
3. As of September 30, 2019 pro forma to include October 2019 Unsecured Senior Note Issuance

Disciplined Capital Allocation

Funds From Operations Growth & Dividend Growth

Growing FFO has generated meaningful increases in distributions


FFO per Share, as adjusted
+11.0% CAGR
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
2014
2015
2016
2017
2018


Annual Dividend per Share[1]
+22.0% CAGR
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2014
2015
2016
2017
2018

Steady FFO, as adjusted, growth has supported meaningful and consistent dividend growth, with a conservative payout ratio of 74.4%[2]

20 | *November 2019 Investor Presentation*

1. Dividends declared in each calendar year
2. Calculated as full year 2018 dividends declared / FFO per share as adjusted

Environmental Initiatives

Focus on reducing the already low impact of our storage portfolio

High Efficiency Light Retrofit

Since 2015, CubeSmart has completed lighting retrofits at 134 stores in 17 states and DC. These lighting upgrades save approximately 150,000 kW of energy consumption annually.

Energy Management Systems

Since 2010, CubeSmart has installed 76 energy management systems at owned stores to monitor and control a store's energy usage which decreased electricity usage by 16.9% over the first 12 months.

Solar Panel Installation

Since 2016, CubeSmart has completed 42 solar projects at wholly-owned stores which generated 3,455 MWh of power in 2018.

Paperless Leases & Recycling

The paperless lease system has reduced paper usage by 82% since the roll-out in 2014. A company-wide computer and office equipment recycling program properly disposes of electronic waste.

HVAC Upgrades

Since 2014, CubeSmart has upgraded 808 low-efficiency R-22 HVAC units with Energy Star, high-efficiency R410 units at 251 wholly-owned stores.

American Forests Global ReLeaf

CubeSmart offers customers the option to opt into our "Plant a Tree" program. Since 2010, ~123,800 trees have been planted in reforestation projects, restoring approximately 619 acres.

21 | *November 2019 Investor Presentation*

Corporate Governance & Board Composition

Strong, independent leadership to oversee strategic execution

Shareholder Rights

- Annual election of trustees
- Annual say-on-pay votes
- Single voting class of stock
- Shareholder right to call special meeting
- Highest ISS Quality Score

Board Practices

- Separate position of Board Chair & Chief Executive Officer
- Regular executive sessions of independent trustees
- Annual Board & committee self-evaluations
- Share ownership guidelines for executive officers and trustees
- Anti-hedging & anti-pledging policies
- Code of Business Conduct & Ethics for employees and trustees
- Risk oversight by Board & committees

Experienced & Diverse Board of Trustees

Deep, Relevant Experience

- Real Estate Law
- Real Estate Development
- Real Estate Management
- REIT Advisory
- Marketing
- Logistics
- Financial Management
- M&A
- Risk Management


88%
Independent


1 Trustees
5 Trustees
2 Trustees
< 5 Years
5-10 Years
> 10 Years


38%
Female
Trustees

22 | November 2019 Investor Presentation

Current Operating Environment

Self-storage continues to be an attractive sector



Steady Cash Flow Growth

Revenue and cash flows continue to grow despite introduction of new supply in many markets

Short lease terms allow the sector to quickly capitalize on inflationary pressures

Stable Demand Trends

Broad-based demand sources and continued increase in utilization of self storage

Demand growth remains steady, allowing for absorption of new supply introduced into the market




CUBESMART

Fragmented Industry

There is still significant opportunity for consolidation in the industry and REITs continue to have meaningful operational advantages due to sophisticated systems and processes

23 | *November 2019 Investor Presentation*

Current Operating Environment

Generating Outsized Results

Sophisticated platform maximizes performance

Constantly ***evolving marketing*** techniques coupled with ***dynamic revenue management*** systems and ***award-winning customer service*** drive outperformance


5 Year Performance
CUBE vs. Storage REIT Peer Average(1)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
FFO per Share, as adjusted
Same Store Revenue
Same Store NOI
CUBE
Peer Average

24 | November 2019 Investor Presentation

Source: CUBE, EXR, PSA, & LSI Company Filings
1) For the 5 year period ended December 31, 2018.

Current Operating Environment

Recent Highlights

Executing on strategic objectives

Organic Growth



2019 YTD Same-Store Results[1]:

NOI	+1.3%
Revenue	+2.0%
Expenses	+3.8%
NOI Margin	70.6%

External Growth



2019 Activity:

$188.7 million in acquisitions[2]

$90.6 million in new development openings[2]

153 new third-party management contracts[1]

Financing



Issued $350 million of 4.375% unsecured senior notes in January

Issued $350 million of 3.0% unsecured senior notes in October

Amended and restated credit facility, increasing size to **$750 million** and extending maturity to 2024

Sold 5.9 million shares through ATM for net proceeds of **$196.3 million**

1. Financial Data from January 1, 2019 through September 30, 2019
2. Activity closed from January 1, 2019 through third quarter 2019 earnings press release dated October 24, 2019.

25 | November 2019 Investor Presentation

CubeSmart: It's what's *inside* that counts.



Sophisticated Operating Platform

Maximizing property cash flows to generate long-term value through a continually evolving marketing, revenue management, and customer service platform

High-Quality Portfolio

Prudently building on our portfolio of high-quality assets with a disciplined growth strategy of investing in targeted markets to maximize risk-adjusted returns





Disciplined Capital Allocation

An investment-grade balance sheet provides the strength and flexibility to access the full array of capital sources to finance growth opportunities

26 | *November 2019 Investor Presentation*

Historical Company Data

Same-Store Performance [1]	2010	2011	2012	2013	2014	2015	2016	2017	2018
Revenue Growth	0.3%	3.6%	3.8%	7.4%	7.2%	7.3%	7.0%	4.4%	3.3%
NOI Growth	1.0%	5.7%	6.0%	9.3%	9.6%	9.6%	10.2%	5.1%	3.5%
YOY Occupancy Growth (BPS)	0.6%	2.0%	3.4%	5.3%	2.6%	1.5%	0.8%	0.2%	3.3%
Annual Avg. Occupancy	76.8%	78.8%	82.6%	88.4%	90.8%	92.3%	92.9%	93.1%	92.7%
External Growth									
# Acquired Properties	12	27	37	20	53	29	28	7	10
Acquisition Value ($MM)	$85.1	$467.1	$432.3	$189.8	$568.2	$292.4	$403.6	$80.7	$227.5
# of Development Openings	0	0	0	0	2	3	2	4	1
Cost of Development Openings ($MM)	$0.0	$0.0	$0.0	$0.0	$42.3	$49.3	$64.0	$168.0	$92.1
# of Disposed Properties	16	19	26	35	0	8	0	0	2
Disposition Value ($MM)	$38.1	$45.2	$60.0	$126.4	$0.0	$37.8	$0.0	$0.0	$17.5
Trading & Valuation Metrics									
Market Equity Value [2]	$965	$1,277	$2,049	$2,335	$3,752	$5,496	$4,875	$5,324	$5,425
Total Market Capitalization [2]	$1,580	$2,035	$3,073	$3,474	$4,926	$6,758	$6,471	$6,659	$7,172
Total Gross Assets [2]	$1,793	$2,195	$2,504	$2,757	$3,278	$3,709	$4,146	$4,298	$4,615
P / FFO (Trailing) [3]	18.7x	16.4x	19.7x	17.5x	20.4x	24.5x	18.6x	18.2x	17.5x
FFO Payout Ratio [4]	28.4%	44.6%	47.3%	50.5%	50.9%	55.2%	62.5%	69.8%	74.4%
Dividend Yield [5]	1.5%	2.7%	2.4%	2.9%	2.5%	2.7%	3.4%	3.8%	4.3%

1. Performance as reported for the same-store pool as it was constituted at the end of the respective year
2. Year-ending values as detailed in Company's supplemental packages
3. Calculated as ending common share price / funds from operations per share, as adjusted. Please refer to CubeSmart's public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure
4. Calculated as annual common distributions per share / funds from operations per share, as adjusted
5. Calculated as annual dividend per share / ending common share price

27 | *November 2019 Investor Presentation*

Additional Information

- Corporate Responsibility
  www.cubesmart.com/about-us/corporate-responsibility
- Supplemental Financial Information
  http://investors.cubesmart.com
- 10-K Filing
  http://investors.cubesmart.com
- 10-Q Filing
  http://investors.cubesmart.com
- Proxy
  http://investors.cubesmart.com

28 | *November 2019 Investor Presentation*

CubeSmart
CubeSmart



Contact Us

Contact Info

Charles Place
Director, Investor Relations
Email: cplace@cubesmart.com

Telephone

Office Phone: 610.535.5700


718 STORAGE
CubeSmart
OFFICE

29 | November 2019 Investor Presentation